Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
J.T. Eger	Cynthia Hiponia and Alice Kousoum
(408) 831-4247	(408) 831-4100
jt@gigamon.com	IR@gigamon.com

Gigamon Reports Second Quarter 2014 Financial Results

Santa Clara, CALIF., July 24, 2014 – Gigamon® Inc. (NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the second quarter ended June 28, 2014.

Financial Highlights:

•	Revenues for the second quarter of fiscal 2014 were $34.9 million, compared to $32.4 million in the second quarter of fiscal 2013, representing growth of 8% year-over-year.

•	GAAP gross margins were 78% in the second quarter of fiscal 2014, compared to 73% in the second quarter of fiscal 2013.

•	Non-GAAP gross margins were 79% in the second quarter of fiscal 2014, compared to 82% in the second quarter of fiscal 2013.

•	GAAP net loss for the second quarter of fiscal 2014 was $32.5 million, or $1.01 per diluted share, impacted by a one-time charge of $24.6 million to the Company’s GAAP income tax provision to establish a valuation allowance against deferred tax assets. This compares to GAAP net loss of $9.8 million, or $0.51 per diluted share, in the second quarter of fiscal 2013.

•	Non-GAAP net loss for the second quarter of fiscal 2014 was $1.1 million, or $0.04 per diluted share, compared to non-GAAP net income of $3.8 million, or $0.14 per diluted share, in the second quarter of fiscal 2013.

“Our disappointing second quarter results were due primarily to lower than expected performance in our Enterprise business where we continued to see longer sales cycles and larger deals requiring more steps in the customer approval process. In addition, our Service Provider and international segments did not accelerate at the pace we anticipated,” said Paul Hooper, chief executive officer of Gigamon. “We are taking actions to address these dynamics and improve our go-to-market execution, including initiating a search for a new head of worldwide sales.”

“We continue to believe in the strength and health of the Network Visibility market and the demand for our industry leading solutions as evidenced by our 84 customer additions, and we were pleased with the performance of our Federal business during the second quarter,” Hooper said.

Recent Business Highlights:

•	Appointed Mike Burns as the Company’s chief financial officer and Sachi Sambandan as the Company’s senior vice president of engineering.

•	Announced forthcoming solutions to address the growing security needs of organizations including modules to address inline traffic security.

•	Delivered enhanced centralized management and configuration for network visibility in private clouds and virtualized data centers (GigaVUE-VM and GigaVUE-FM).

•	Recognized as the winner of Network World Asia’s 2014 Information Management Awards in the “Network Traffic Monitoring & Management” category.

•	Became a member of the Network Intelligence Alliance (NI Alliance), an industry organization created to promote collaborative solutions for Intelligent Network solutions.

•	Selected as ‘Best New Product’ 2014 finalist in the Leading Lights Awards, recognizing Gigamon’s NetFlow Generation application.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the second quarter ended June 28, 2014. To access the conference call, dial 888-438-5525, using conference code 8532663. Callers outside the U.S. and Canada should dial 719-325-2432, using conference code 8532663. A replay of the conference call will be available through Thursday, July 31, 2014. To access the replay, please dial 888-203-1112 and enter pass code 8532663. Callers outside the U.S. and Canada should dial 719-457-

0820 and enter pass code 8532663. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding improvements to our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the period ended March 29, 2014. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Our technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. With over eight years’ experience designing and building traffic visibility products in the US, Gigamon solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Revenue:
Product	$22,544	$23,354	$42,624	$40,873
Service	12,307	9,055	23,987	17,349

Total revenue	34,851	32,409	66,611	58,222
Cost of revenue:
Product	6,281	6,944	13,286	11,668
Service	1,544	1,911	3,124	2,564

Cost of revenue	7,825	8,855	16,410	14,232

Gross profit	27,026	23,554	50,201	43,990
Operating expenses:
Research and development	10,860	17,097	21,798	22,768
Sales and marketing	19,558	26,114	37,728	38,535
General and administrative	4,446	12,688	10,451	16,197

Total operating expenses	34,864	55,899	69,977	77,500

Loss from operations	(7,838)	(32,345)	(19,776)	(33,510)
Other income (expense):
Interest income	73	1	134	3
Other income (expense), net	6	(18)	(35)	(25)

Loss before income taxes	(7,759)	(32,362)	(19,677)	(33,532)
Income tax (expense) benefit	(24,727)	22,569	(21,027)	22,540

Net loss	(32,486)	(9,793)	(40,704)	(10,992)

Accretion of preferred stock	—	(503)	—	(1,088)
Loss attributable to preferred stock holders	—	538	—	1,107

Net loss to common stock holders	$(32,486)	$(9,758)	$(40,704)	$(10,973)

Net loss per share attributable to common stock holders:
Basic and Diluted	$(1.01)	$(0.51)	$(1.28)	$(0.60)

Weighted-average number of shares used in per share amounts:
Basic and Diluted	32,116	19,247	31,895	18,284

Gigamon Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 28, 2014	December 28, 2013
Assets
Current assets:
Cash and cash equivalents	$30,923	$79,908
Short-term investments	103,917	58,242
Accounts receivable, net	17,287	24,528
Inventories, net	7,704	1,484
Deferred tax assets	—	3,574
Prepaid expenses and other current assets	5,849	5,606

Total current assets	165,680	173,342
Property and equipment, net	7,654	4,389
Deferred tax assets, non-current	12	17,315
Other assets	484	471

Total assets	$173,830	$195,517

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,228	$1,405
Accrued liabilities	17,020	22,401
Deferred revenue	37,750	37,592
Gigamon LLC members’ distribution payable	—	476

Total current liabilities	59,998	61,874
Deferred revenue, non-current	10,293	9,884
Other liabilities	1,642	321
Stockholders’ equity:
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid in capital	163,951	144,810
Accumulated other comprehensive income	50	23
Accumulated deficit	(49,638)	(8,929)

Total stockholders’ equity	101,897	123,438

Total liabilities and stockholders’ equity	$173,830	$195,517

Gigamon Inc.

Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Operating activities:
Net loss	$(32,486)	$(9,793)	$(40,704)	$(10,992)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,254	649	2,237	1,198
Stock-based compensation expense	6,039	16,697	13,897	18,290
Deferred income taxes	24,596	(22,583)	20,877	(22,583)
Inventory write-offs	627	138	2,437	395
Loss on disposal of fixed assets	—	14	—	14
Changes in operating assets and liabilities:
Accounts receivable, net	(965)	(3,977)	7,241	2,769
Inventories	(7,689)	(243)	(7,936)	963
Prepaid expenses and other assets	(314)	968	(1,097)	230
Accounts payable	3,302	1,555	3,349	(85)
Accrued and other liabilities	1,562	20,293	(4,617)	19,385
Deferred revenue	(1,475)	1,094	567	5,481

Net cash provided by (used in) operating activities	(5,549)	4,812	(3,749)	15,065
Investing activities:
Purchases of short-term investments	(26,214)	—	(60,644)	—
Proceeds from sales of short-term investments	1,000	—	2,000	—
Proceeds from maturities of short-term investments	8,337	—	13,412	—
Purchases of property and equipment	(2,463)	(1,251)	(4,732)	(2,200)

Net cash used in investing activities	(19,340)	(1,251)	(49,964)	(2,200)
Financing activities:
Proceeds from employee stock purchase plan	—	—	3,863	—
Proceeds from exercise of stock options, net	690	11	3,571	11
Proceeds from initial public offering and follow-on public offering, net	—	97,102	(8)	97,068
Shares repurchased for tax withholdings on vesting of restricted stock units and other exercises	(590)	—	(2,222)	—
Distribution of income to Gigamon LLC members	—	(2,276)	(476)	(7,097)

Net cash provided by financing activities	100	94,837	4,728	89,982
Net (decrease) increase in cash and cash equivalents	(24,789)	98,398	(48,985)	102,847
Cash and cash equivalents at beginning of period	55,712	23,124	79,908	18,675

Cash and cash equivalents at end of period	$30,923	$121,522	$30,923	$121,522

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except percentages)

(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Revenue	$34,851	$32,409	$66,611	$58,222
Reconciliation of Gross Profit and Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	$27,026	$23,554	$50,201	$43,990
Stock-based compensation expense	471	2,691	919	2,709
Stock-based compensation related payroll taxes	1	—	59	—
Performance unit plan compensation expense	—	353	—	353

Non-GAAP gross profit	$27,498	$26,598	$51,179	$47,052

GAAP gross margin	78%	73%	75%	76%
Non-GAAP gross margin	79%	82%	77%	81%
Reconciliation of Operating Loss and Operating Margin to Non-GAAP Operating (Loss) Income and Non-GAAP Operating Margin:
GAAP operating loss	$(7,838)	$(32,345)	$(19,776)	$(33,510)
Stock-based compensation expense	6,039	16,697	13,897	18,290
Stock-based compensation related payroll taxes	(20)	—	757	—
Performance unit plan compensation expense	—	20,371	—	20,371

Non-GAAP operating (loss) income	$(1,819)	$4,723	$(5,122)	$5,151

Reconciliation of Net Loss Attributable To Common Stockholders to Non-GAAP Net (Loss) Income:
GAAP net loss attributable to common stock holders	$(32,486)	$(9,758)	$(40,704)	$(10,973)
Stock-based compensation expense	6,039	16,697	13,897	18,290
Stock-based compensation related payroll taxes	(20)	—	757	—
Accretion of preferred stock	—	503	—	1,088
Loss attributable to preferred stock holders	—	(538)	—	(1,107)
Performance unit plan compensation expense	—	20,371	—	20,371
Tax benefit upon conversion of LLC to a C Corporation	—	(14,811)	—	(14,811)
Income tax effect of Non-GAAP adjustments	25,333	(8,673)	22,684	(8,673)

Non-GAAP net (loss) income	$(1,134)	$3,791	$(3,366)	$4,185

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Reconciliation of Diluted Net Loss per Share to Non-GAAP Diluted Net (Loss) Income per Share:
GAAP diluted net loss per share	$(1.01)	$(0.51)	$(1.28)	$(0.60)
Stock-based compensation expense	0.18	0.87	0.44	1.00
Stock-based compensation related payroll taxes	—	—	0.02	—
Accretion of preferred stock	—	0.03	—	0.06
Loss attributable to preferred stock holders	—	(0.03)	—	(0.06)
Performance unit plan compensation expense	—	1.06	—	1.11
Tax benefit upon conversion of LLC to a C corporation	—	(0.77)	—	(0.81)
Income tax effect on non-GAAP adjustments	0.79	(0.45)	0.71	(0.47)
Impact of difference in number of GAAP and non-GAAP diluted shares	—	(0.06)	—	(0.07)

Non-GAAP diluted net (loss) income per share	$(0.04)	$0.14	$(0.11)	$0.16

Reconciliation of Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	32,116	19,247	31,895	18,284
Dilutive impact due to stock-based compensation	—	8,209	—	8,542

Non-GAAP diluted weighted-average number of shares	32,116	27,456	31,895	26,826

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations

For the Three and Six Months Ended June 28, 2014 and June 29, 2013

(In thousands, except per share amounts and percentages)

(unaudited)

(In thousands)	Three Months Ended June 28, 2014			Three Months Ended June 29, 2013			Six Months Ended June 28, 2014			Six Months Ended June 29, 2013
	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP
Revenue:
Product	$22,544	$—	$22,544	$23,354	$—	$23,354	$42,624	$—	$42,624	$40,873	$—	$40,873
Service	12,307	—	12,307	9,055	—	9,055	23,987	—	23,987	17,349	—	17,349

Total revenue	34,851	—	34,851	32,409	—	32,409	66,611	—	66,611	58,222	—	58,222
Cost of revenue:
Product (1) (3)	6,281	(287)	5,994	6,944	(1,951)	4,993	13,286	(541)	12,745	11,668	(1,964)	9,704
Service (1) (3)	1,544	(185)	1,359	1,911	(1,092)	819	3,124	(435)	2,689	2,564	(1,098)	1,466

Total cost of revenue	7,825	(472)	7,353	8,855	(3,043)	5,812	16,410	(976)	15,434	14,232	(3,062)	11,170

Gross profit	27,026	472	27,498	23,554	3,043	26,597	50,201	976	51,177	43,990	3,062	47,052
Product Gross Margin	72%		73%	70%		79%	69%		70%	71%		76%
Service Gross Margin	87%		89%	79%		91%	87%		89%	85%		92%
Total Gross Margin	78%		79%	73%		82%	75%		77%	76%		81%
Operating expenses:
Research and development (1) (3)	10,860	(2,050)	8,810	17,097	(11,257)	5,840	21,798	(5,049)	16,749	22,768	(11,566)	11,202
Sales and marketing (1) (3)	19,558	(2,402)	17,156	26,114	(13,254)	12,860	37,728	(5,407)	32,321	38,535	(13,683)	24,852
General and administrative (1) (3)	4,446	(1,095)	3,351	12,688	(9,513)	3,175	10,451	(3,223)	7,228	16,197	(10,350)	5,847

Total operating expenses	34,864	(5,547)	29,317	55,899	(34,024)	21,875	69,977	(13,679)	56,298	77,500	(35,599)	41,901
(Loss) income from operations	(7,838)	6,019	(1,819)	(32,345)	37,067	4,722	(19,776)	14,655	(5,121)	(33,510)	38,661	5,151
Other income (expense):
Interest income	73	—	73	1	—	1	134	—	134	3	—	3
Other expense, net	6	—	6	(18)	—	(18)	(35)	—	(35)	(25)	—	(25)

(Loss) income before income taxes	(7,759)	6,019	(1,740)	(32,362)	37,067	4,705	(19,677)	14,655	(5,022)	(33,532)	38,661	5,129
Income tax benefit (expense) (2) (4) (5)	(24,727)	25,333	606	22,569	(23,484)	(915)	(21,027)	22,684	1,657	22,540	(23,484)	(944)

Net (loss) income	(32,486)	31,352	(1,134)	(9,793)	13,583	3,790	(40,704)	37,339	(3,365)	(10,992)	15,177	4,185
Accretion of preferred stock	—	—	—	(503)	503	—	—	—	—	(1,088)	1,088	—
Loss attributable to preferred stock holders	—	—	—	538	(538)	—	—	—	—	1,107	(1,107)	—

Net (loss) income to common stock holders	$(32,486)	$31,352	$(1,134)	$(9,758)	$13,548	$3,790	$(40,704)	$37,339	$(3,365)	$(10,973)	$15,158	$4,185

Net (loss) income per share attributable to common stockholders:
Basic	$(1.01)	$0.97	$(0.04)	$(0.51)	$0.71	$0.20	$(1.28)	$1.17	$(0.11)	$(0.60)	$0.83	$0.23
Diluted	$(1.01)	$0.97	$(0.04)	$(0.51)	$0.65	$0.14	$(1.28)	$1.17	$(0.11)	$(0.60)	$0.76	$0.16
Weighted-average number of shares used in per share amounts:
Basic	32,116	—	32,116	19,247	—	19,247	31,895	—	31,895	18,284	—	18,284
Diluted	32,116	—	32,116	19,247	8,209	27,456	31,895	—	31,895	18,284	8,542	26,826

Notes:

(1)	Includes stock-based compensation expense and related payroll taxes in the three and six months ended June 28, 2014 and stock-based compensation expense in the three and six months ended June 29, 2013.
(2)	Includes income tax effect on non-GAAP adjustments in the three and six months ended June 28, 2014 and June 29, 2013.
(3)	Includes performance unit plan compensation related expenses in the three and six months ended June 29, 2013.
(4)	Amount for the three and six months ended June 29, 2013 includes tax benefit recorded upon the conversion from an LLC to a C Corporation on May 31, 2013.
(5)	Amount for the three and six months ended June 28, 2014 includes establishment of valuation allowance against the deferred tax asset .